ESOP	3 Months Ended	9 Months Ended
	Dec. 31, 2013	Sep. 30, 2014
ESOP PLAN [Abstract]
ESOP

NOTE 15 - ESOP PLAN

Effective January 1, 2011, the company adopted an Employee Stock Ownership Plan ("ESOP") for eligible employees. The ESOP borrowed $2.7 million from the Company and used those funds to acquire 269,790 shares issued by the Company in its initial public offering. The shares were acquired at a price of $10.00 per share.

The debt is secured by the shares purchased with the debt proceeds and will be repaid by the ESOP over the 20-year term of the debt with funds from Home Federal Savings and Loan Association's contributions to the ESOP and dividends payable on shares, if any. The interest rate on the ESOP loan adjusts annually and is the prime rate on the first business day of the calendar year, as published in The Wall Street Journal.

Shares purchased by the ESOP are held by a trustee in an unallocated suspense account and shares are released annually from the suspense account on a pro-rata basis as principal and interest payments are made by the ESOP to the Company. The trustee allocates the shares released among participants on the basis of each participant's proportional share of compensation relative to all participants. Total ESOP shares may be reduced as a result of employees leaving the Company; shares that have previously been released to those exiting employees may be removed from the plan and transferred to that employee. As shares are committed to be released from the suspense account, the Company reports compensation expense based on the average fair value of shares committed to be released with a corresponding credit to shareholders' equity.

Compensation expense recognized for the three months ended December 31, 2013 and 2012 was $48,000 and $42,000 respectively, and the years ended September 30, 2013 and 2012 was $191,000 and $159,000, respectively.

Shares held by the ESOP at December 31, 2013 and, September 30, 2013 and 2012 were as follows (dollars in thousands):

	December 31,	September 30,
	2013	2013	2012
Allocated to participants	30,351	16,862	3,372
Released, but unallocated	-	10,117	10,117
Unearned	239,439	242,811	256,301

Total ESOP shares	269,790	269,790	269,790

Fair value of unearned shares	$3,355	$3,509	$3,158

NOTE 7 - ESOP

Employees participate in an Employee Stock Option Plan (“ESOP”). The ESOP borrowed from the Company to purchase 269,790 shares of the Company’s common stock at $10 per share. The Company makes discretionary contributions to the ESOP, and pays dividends on unallocated shares to the ESOP, and the ESOP uses funds it receives to repay the loan. When loan payments are made, ESOP shares are allocated to participants based on relative compensation and expense is recorded. Dividends on allocated shares increase participant accounts. Participants receive the shares at the end of employment.

There were no contributions to the ESOP for the nine months ended September 30, 2014 or 2013.

Shares held by the ESOP at September 30, 2014 and December 31, 2013 was as follows:

	September 30, 2014	December 31, 2013
Allocated to participants	30,022	30,351
Unearned	239,439	239,439
Total ESOP shares	269,461	269,790
Fair value of unearned shares (in thousands)	$3,440	$3,355